INTANGIBLE ASSETS, NET - Estimated Amortization Expenses (Details) $ in Thousands	Dec. 31, 2023 USD ($)
Estimated amortization expenses for each of the future annual periods
2024	$ 10
2025	10
2026	10
2027	10
2028	10
Thereafter	12
Total	$ 62